Exhibit 10.20

EXECUTION VERSION

WAIVER, AMENDMENT AND CONSENT

WAIVER, AMENDMENT AND CONSENT under the various documents referred to below, dated as of October 31, 2014 (this “Consent”), among THE HERTZ CORPORATION, a Delaware corporation (“Hertz”), HERTZ VEHICLE FINANCING II LP, a special purpose Delaware limited partnership (“HVF II”), HERTZ VEHICLE FINANCING LLC, a special purpose Delaware limited liability company (“HVF”), RENTAL CAR FINANCE CORP., a special purpose Oklahoma corporation (“RCFC”), DTG OPERATIONS, INC., an Oklahoma corporation (“DTG Operations”), each party identified on the signature pages attached hereto as a Conduit Investor, each party identified on the signature pages attached hereto as a Committed Note Purchaser, each party identified on the signature pages attached hereto as a Funding Agent (such Conduit Investors, Committed Note Purchasers and Funding Agents, collectively, the “Lenders”) and The Bank of New York Mellon Trust Company, N.A. (“BNY”), as Trustee.

RECITALS

WHEREAS, HVF II is a party to that certain HVF II Base Indenture, dated as of November 25, 2013 (the “HVF II Base Indenture”), between HVF II and the Trustee;

WHEREAS, HVF II is a party to that certain Group I Supplement, dated as of November 25, 2013 (the “Group I Supplement”), between HVF II and the Trustee;

WHEREAS, HVF II is a party to that certain Group I Administration Agreement, dated as of November 25, 2013 (the “Group I Administration Agreement”), among HVF II, Hertz and the Trustee;

WHEREAS, HVF II is party to that certain Series 2013-A Supplement, dated as of November 25, 2013 (the “Series 2013-A Supplement”), by and among HVF II, the Trustee, Hertz, as Group I Administrator, Deutsche Bank AG, New York Branch, as Administrative Agent, and those certain conduit investors, committed note purchasers and funding agents from time to time party thereto;

WHEREAS, HVF II is party to that certain Series 2014-A Supplement, dated as of July 25, 2014 (the “Series 2014-A Supplement”), by and among HVF II, the Trustee, Hertz, as Group I Administrator, Deutsche Bank AG, New York Branch, as Administrative Agent, and those certain conduit investors, committed note purchasers and funding agents from time to time party thereto;

WHEREAS, HVF II is party to that certain Series 2013-B Supplement, dated as of November 25, 2013 (the “Series 2013-B Supplement”, and together with the Series 2013-A Supplement and the Series 2014-A Supplement, the “Supplements”), by and among HVF II, the Trustee, Hertz, as Group II Administrator, Deutsche Bank AG, New York Branch, as Administrative Agent, and those certain conduit investors, committed note purchasers and funding agents from time to time party thereto;

WHEREAS, HVF is a party to that certain Series 2013-G1 Supplement, dated as of November 25, 2013 (the “Series 2013-G1 Supplement”), between HVF and BNY, as trustee;

WHEREAS, HVF is a party to that certain Master Motor Vehicle Operating Lease and Servicing Agreement (Series 2013-G1), dated as of November 25, 2013 (the “Series 2013-G1 Lease”), among HVF, Hertz and DTG Operations;

WHEREAS, HVF is a party to that certain Series 2013-G1 Administration Agreement, dated as of November 25, 2013 (the “Series 2013-G1 Administration Agreement”), among HVF, Hertz and BNY, as trustee;

WHEREAS, Hertz is a party to that certain Series 2013-G1 Back-Up Administration Agreement, dated as of November 25, 2013 (the “Series 2013-G1 Back-Up Administration Agreement”), among Hertz, Lord Securities Corporation (“Lord”) and BNY, as trustee;

WHEREAS, Hertz is a party to that certain Group I Back-Up Administration Agreement, dated as of November 25, 2013 (the “Group I Back-Up Administration Agreement”), among Hertz, Lord and the Trustee;

WHEREAS, Hertz is party to that certain Third Amended and Restated Vehicle Title Nominee Agreement, dated as of November 25, 2013 (the “Nominee Agreement”), among Hertz, Hertz Vehicles LLC, HVF, Hertz General Interest LLC, and BNY, as collateral agent;

WHEREAS, each of Hertz, HVF II, RCFC and the Lenders is party to that certain Waiver and Consent, dated as of May 16, 2014 (as amended by that certain Extension of Waiver and Consent, dated as of June 12, 2014, the “Waiver and Consent”);

WHEREAS, each of Hertz, HVF II, and RCFC has requested that the Lenders (with respect to the Series 2013-B Notes) consent to extend the date for delivery of the Financial Statements (as defined below) and certain other information required pursuant to the Series 2013-B Related Documents;

WHEREAS, each of Hertz, HVF II, and RCFC has requested that the Lenders (with respect to the Series 2013-B Notes) waive any Amortization Event (with respect to any of the Series 2013-B Notes), Potential Amortization Event (with respect to any of the Series 2013-B Notes), Series 2010-3 Amortization Event, Series 2010-3 Potential Amortization Event, Operating Lease Event of Default (as defined in the Group II RCFC Lease) or Potential Operating Lease Event of Default (as defined in the Group II RCFC Lease) that may arise, directly or indirectly, from or in connection with the failure to deliver the Financial Statements (and any certificates and other information required to be delivered concurrently therewith) on or prior to the Extended Delivery Date (as defined below) to the Lenders (with respect to the Series 2013-B Notes);

WHEREAS, in connection with the Series 2013-B Related Documents, Hertz delivered annual and quarterly financial statements of Hertz and its consolidated Subsidiaries from time to time on or prior to the date hereof (collectively, the “Previous THC Financial Statements”);

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WHEREAS, as part of the process of completing the Financial Statements, Hertz is reviewing the Previous THC Financial Statements;

WHEREAS, Hertz has concluded that the financial statements of Hertz and its consolidated subsidiaries for the fiscal year 2011 must be restated;

WHEREAS, Hertz does not currently know what further action, if any, will be required to be taken as a result of such review, which has not yet been completed; however, it is possible that Hertz may restate more of the Previous THC Financial Statements;

WHEREAS, each of Hertz, HVF II, and RCFC has requested that the Lenders (with respect to the Series 2013-B Notes) waive any Amortization Event (with respect to any of the Series 2013-B Notes), Potential Amortization Event (with respect to any of the Series 2013-B Notes), Series 2010-3 Amortization Event, Series 2010-3 Potential Amortization Event, Operating Lease Event of Default (as defined in the Group II RCFC Lease) or Potential Operating Lease Event of Default (as defined in the Group II RCFC Lease) that may arise, directly or indirectly, as a result of or in connection with the Restatement (as defined below), if any, or any action taken or any failure to take action while any such Amortization Event, Potential Amortization Event, Series 2010-3 Amortization Event, Series 2010-3 Potential Amortization Event, Operating Lease Event of Default or Potential Operating Lease Event of Default was continuing to the extent such action or failure to take action would have been permitted but for the existence of such Amortization Event, Potential Amortization Event, Series 2010-3 Amortization Event, Series 2010-3 Potential Amortization Event, Operating Lease Event of Default or Potential Operating Lease Event of Default;

WHEREAS, each of HVF, HVF II, the Trustee, Hertz, the Administrative Agent (as defined in the Series 2013-A Supplement) and the Lenders (with respect to the Series 2013-A Notes and the Series 2014-A Notes, as applicable) wish to consent to the amendment and restatement of the HVF II Base Indenture, the Group I Supplement, the Series 2013-A Supplement, the Series 2014-A Supplement, the Group I Administration Agreement, the Series 2013-G1 Supplement, the Series 2013-G1 Lease and the Series 2013-G1 Administration Agreement, in each case as specified herein;

WHEREAS, the Lenders (with respect to the Series 2013-A Notes and the Series 2014-A Notes, as applicable) wish to consent to the amendment of the Series 2013-G1 Back-Up Administration Agreement as specified herein;

WHEREAS, the Lenders (with respect to the Series 2013-A Notes and the Series 2014-A Notes, as applicable) wish to consent to the amendment of the Group I Back-Up Administration Agreement as specified herein;

WHEREAS, each of HVF II, the Trustee, Hertz, the Administrative Agent (as defined in the Series 2013-B Supplement) and the Lenders (with respect to the Series 2013-B Notes) wish to consent to the amendment of the Series 2013-B Supplement as specified herein;

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NOW, THEREFORE, in consideration of the covenants and agreements contained herein, as well as other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

Section 1.                                           Defined Terms.  Capitalized terms used but not defined herein shall have the meanings assigned to such terms in the Supplements.

Section 2.                                           Previous Waiver and Consent.  Each of the parties to the Waiver and Consent hereby agrees that, as of the date hereof, the Waiver and Consent shall be terminated.

Section 3.                                           Waiver.

(a)                         The Lenders (with respect to the Series 2013-B Notes) hereby agree that, notwithstanding any provision of any Series 2013-B Related Document (i) the quarterly financial statements required to be delivered under the Series 2013-B Related Documents for Hertz’s fiscal quarters ended March 31, 2014, June 30, 2014, September 30, 2014, and March 31, 2015 (collectively, the “Quarterly Financial Statements”) and (ii) the annual financial statements required to be delivered under the Series 2013-B Related Documents for Hertz’s fiscal year ended December 31, 2014 (together with the Quarterly Financial Statements, collectively, the “Financial Statements”), and in each case the certificates and other information required pursuant to the Series 2013-B Related Documents to be delivered concurrently therewith, need not be delivered prior to June 30, 2015 (such date, the “Extended Delivery Date”).

(b)                         So long as the Financial Statements and the certificates and other information required to be delivered in connection therewith to the Lenders (with respect to the Series 2013-B Notes) under the Group II RCFC Lease are delivered prior to the Extended Delivery Date, the Lenders (with respect to the Series 2013-B Notes) hereby waive any existing or future Amortization Event (with respect to any of the Series 2013-B Notes), Potential Amortization Event (with respect to any of the Series 2013-B Notes), Series 2010-3 Amortization Event, Series 2010-3 Potential Amortization Event, Operating Lease Event of Default (as defined in the Group II RCFC Lease) or Potential Operating Lease Event of Default (as defined in the Group II RCFC Lease) that may arise, directly or indirectly, as a result of or in connection with the failure to deliver any of the Financial Statements, such certificates or such other information; provided that, notwithstanding anything to the contrary herein, the foregoing shall not constitute a waiver of, and the Lenders (with respect to the Series 2013-B Notes) do not hereby waive, any Amortization Event or Potential Amortization Event with respect to any of the Series 2013-B Notes resulting from a Hertz Senior Credit Facility Default whether or not such Hertz Senior Credit Facility Default arose, directly or indirectly, as a result of or in connection with the failure to deliver any of the Financial Statements or any certificates or other information under any documents related to Hertz’s Senior Credit Facilities or to any other indebtedness.

(c)                          The Lenders (with respect to the Series 2013-B Notes) hereby waive, from the Consent Effective Date until the earlier of the Extended Delivery Date and the 15th day following the first date on which all Financial Statements have been delivered (such earlier date, the “Extension Date”), any Amortization Event (with respect to any of the Series 2013-B Notes), Potential Amortization Event (with respect to any of the Series 2013-B Notes), Series 2010-3

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Amortization Event, Series 2010-3 Potential Amortization Event, Operating Lease Event of Default (as defined in the Group II RCFC Lease) or Potential Operating Lease Event of Default (as defined in the Group II RCFC Lease) that may arise, directly or indirectly, as a result of or in connection with the Restatement, if any, or any action taken or any failure to take action while any such Amortization Event, Potential Amortization Event, Series 2010-3 Amortization Event, Series 2010-3 Potential Amortization Event, Operating Lease Event of Default or Potential Operating Lease Event of Default was continuing to the extent such action or failure to take action would have been permitted but for the existence of such Amortization Event, Potential Amortization Event, Series 2010-3 Amortization Event, Series 2010-3 Potential Amortization Event, Operating Lease Event of Default or Potential Operating Lease Event of Default.  Notwithstanding the foregoing, the waiver in this Section 3(c) is a limited waiver for the period ending on the Extension Date, and for the avoidance of doubt, after the Extension Date, unless otherwise waived, no such Amortization Event, Potential Amortization Event, Series 2013-G1 Amortization Event, Series 2013-G1 Potential Amortization Event, Series 2010-3 Amortization Event, Series 2010-3 Potential Amortization Event, Operating Lease Event of Default or Potential Operating Lease Event of Default that arises, directly or indirectly, from the Restatement shall be deemed waived pursuant to this Section 3(c); provided that, notwithstanding anything to the contrary herein, the foregoing shall not constitute a waiver of, and the Lenders (with respect to the Series 2013-B Notes) do not hereby waive, any Amortization Event or Potential Amortization Event with respect to any of the Series 2013-B Notes resulting from (A) a Hertz Senior Credit Facility Default, (B) any Event of Bankruptcy with respect to HVF II, the HVF II General Partner, DTAG, DTG Operations, Hertz or RCFC, (C) the failure of the Series 2010-3 Aggregate Asset Amount to exceed the Series 2010-3 Asset Coverage Threshold Amount, (D) the occurrence of a Group II Aggregate Asset Amount Deficiency, (E) the occurrence of a Series 2013-B Liquid Enhancement Deficiency, and (F) with respect to the Series 2013-B Notes, the occurrence of a Series 2013-A Amortization Event, in each case, whether or not any of the events or circumstances specified in the foregoing clauses (A) through (F) arose, directly or indirectly, as a result of or in connection with the Restatement, if any, or any action taken or any failure to take action while any such events giving rise to such events or circumstances was continuing to the extent such action or failure to take action would have been permitted but for the existence of such events.  For purposes of this Consent, “Restatement” shall mean any restatement of one or more of the annual and quarterly financial statements (including the annual financial statements for the fiscal year ended December 31, 2011) of Hertz and its consolidated Subsidiaries delivered under the Series 2013-B Related Documents or otherwise issued by Hertz from time to time prior to the date hereof and one or more financial statements or other financial information relating to any Subsidiary of Hertz.

(d)                         For the avoidance of doubt, from the Consent Effective Date until the Extension Date (i) each Lender (with respect to the Series 2013-B Notes) shall continue to honor notices for Advances delivered in compliance with the Supplements notwithstanding the occurrence or continuation of the events described in this Section 3 (other than any Amortization Event or Potential Amortization Event with respect to any of the Series 2013-B Notes resulting from any of the events or circumstances described in clauses (A) through (F) of Section 3(c) above) and (ii) neither Hertz nor HVF II shall be required to deliver any notice pursuant to any Series 2013-B Related Document in connection with the occurrence or continuation of the events described in this Section 3 (other than any Amortization Event or Potential Amortization Event with respect

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to any of the Series 2013-B Notes resulting from any of the events or circumstances described in clauses (A) through (F) of Section 3(c) above).

Section 4.                                           Amendment of the Series 2013-B Supplement. The Series 2013-B Supplement is hereby amended as follows:

(a) The definition of “Series 2013-B Commitment Termination Date” shall be deleted and replaced in its entirety with the following:

““Series 2013-B Commitment Termination Date” means the last Business Day occurring in October 2016 or such later date designated in accordance with Section 2.6”

(b) The last sentence of Section 2.1(i) of the Series 2013-B Supplement shall be deleted and replaced in its entirety with the following:

“Any increase made pursuant to this Section 2.1(i) shall be made ratably among the Investor Groups’ on the basis of their respective Maximum Investor Group Principal Amounts, and no later than one Business Day following any such increase of the Series 2013-B Maximum Principal Amount, the Administrative Agent shall revise Schedule II to reflect each related increase of each Investor Group Maximum Principal Amount, which revision, for the avoidance of doubt, shall not require the consent of the Trustee or any Series 2013-B Noteholder.”

(c) The following definition shall be added to Schedule I to the Series 2013-B Supplement in the appropriate alphabetical position:

““Series 2013-B Amortization Event” means an Amortization Event with respect to the Series 2013-B Notes.”

Section 5.                                           Amendment and Restatement.

(a)                         Hertz, each of its Affiliates party hereto, and the Lenders (with respect to the Series 2013-A Notes and the Series 2014-A Notes, as applicable) hereby consent to the amendment and restatement of the HVF II Base Indenture, the Group I Supplement, the Group I Administration Agreement, the Series 2013-A Supplement, the Series 2014-A Supplement, the Series 2013-G1 Supplement, the Series 2013-G1 Lease and the Series 2013-G1 Administration Agreement in the forms attached hereto as Exhibits A through H, respectively.

(b)                                 The Lenders (with respect to the Series 2013-B Notes) hereby consent to the amendment and restatement of the HVF II Base Indenture in the form attached hereto as Exhibit A.

(c)                                  The Lenders (with respect to the Series 2013-A Notes and the Series 2014-A Notes) hereby consent to the amendment of the Series 2013-G1 Back-Up Administration Agreement, the Group I Back-Up Administration Agreement and the Nominee Agreement, in the forms attached hereto as Exhibits I through K, respectively.

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Section 6.                                           Series 2013-B Notes Toggle Increase.

(a)                                 The Lenders (with respect to the Series 2013-B Notes) hereby acknowledge and agree that, in connection with the amendment and restatement of the Series 2013-A Supplement on the date hereof, the Series 2013-A Maximum Principal Amount will be reduced in an aggregate amount equal to $250,000,000, and such Lenders hereby further acknowledge and agree that such reduction shall be deemed made pursuant to Section 2.5(b) of the Series 2013-A Supplement for the purposes of effecting a corresponding increase of the Series 2013-B Maximum Principal Amount in an aggregate amount equal to $250,000,000 and a corresponding increase of each Maximum Investor Group Principal Amount (as defined in the Series 2013-B Supplement), in each case, pursuant to Section 2.1(i) of the Series 2013-B Supplement, each of which such increase of each such Maximum Investor Group Principal Amount (as defined in the Series 2013-B Supplement) shall be made ratably among the Investor Groups (as defined in the Series 2013-B Supplement) on the basis of their respective Maximum Investor Group Principal Amounts (as defined in the Series 2013-B Supplement).  The Lenders (with respect to the Series 2013-A Notes and the Series 2013-B Notes), the Administrative Agent under Series 2013-A and the Administrative Agent under Series 2013-B each hereby waive any requirement that any notice be delivered pursuant to (i) Section 2.5(b) of the Series 2013-A Supplement in connection with the reduction of the Series 2013-A Maximum Principal Amount described in this clause (a) and (ii) Section 2.l(i) of the Series 2013-B Supplement in connection with the increase of the Series 2013-B Maximum Principal Amount described in this clause (a).

(b)                                 In connection the increase of the Series 2013-B Maximum Principal Amount and each Maximum Investor Group Principal Amount (as defined in the Series 2013-B Supplement), in each case pursuant to the immediately preceding clause (a), the Lenders (with respect to the Series 2013-B Notes) and the Administrative Agent (as defined in the Series 2013-B Supplement) hereby acknowledge and agree that such increases shall become effective simultaneous with the amendment and restatement of the Series 2013-A Supplement on the date hereof and that Schedule II to the Series 2013-B Supplement shall be amended as set forth in Exhibit L.

Section 7.                                           Conditions to Effectiveness of Consent.  This Consent shall become effective on the date (such date, if any, the “Consent Effective Date”) the Administrative Agent (as defined in the Supplements) shall have received this Consent executed and delivered by the parties hereto.  The Administrative Agent (as defined in the Supplements) shall give prompt notice in writing to Hertz of the occurrence of the Consent Effective Date.  For the avoidance of doubt, the Lenders hereby expressly waive any requirement that any “Rating Agency Condition” (as defined in any Series 2013-A Related Document or any Series 2013-B Related Document) be satisfied in connection with this Consent.

Section 8.                                           Effects on Related Documents; Acknowledgement.

(a)                                 Except as expressly set forth herein, this Consent (i) shall not by implication or otherwise limit, impair, constitute a waiver of or otherwise affect the rights and remedies of the Lenders (with respect to the Series 2013-B Notes), the Administrative Agent (as defined in the Series 2013-B Supplement), the Collateral Agent or the Trustee under any Series 2013-B Related

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Document (excluding the HVF II Base Indenture), and (ii) shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Series 2013-B Supplement or in any other provision of any Series 2013-B Related Document.  Each and every term, condition, obligation, covenant and agreement contained in the Series 2013-B Supplement or any other Series 2013-B Related Document is hereby ratified and re-affirmed in all respects and shall continue in full force and effect as modified hereby and nothing herein can or may be construed as a novation thereof.  Each of Hertz, DTG Operations, HVF II, and RCFC reaffirms on the Consent Effective Date its obligations under the Series 2013-B Related Documents, in each case, to which it is a party and the validity, enforceability and perfection of the Liens, if any, granted by it pursuant to the Series 2013-B Related Documents, in each case, to which it is a party.  All references to any Series 2013-B Related Document in any Series 2013-B Related Document and all references in any such document to “hereunder”, “hereof” or words of like import referring to any such document, shall, unless expressly provided otherwise, refer to such document after giving effect to the waivers set forth in this Consent.

(b)                                 For the avoidance of doubt, this Consent does not constitute an acknowledgement by any of Hertz or any of its Subsidiaries that a Restatement, if any, would result in an Amortization Event, Potential Amortization Event, Series 2010-3 Amortization Event, Series 2010-3 Potential Amortization Event,  Operating Lease Event of Default or Potential Operating Lease Event of Default under any Series 2013-B Related Documents and each of Hertz, HVF II, and RCFC reserves all of its rights under the Series 2013-B Related Documents in connection therewith.

Section 9.                                           Expenses.  Hertz agrees to pay or reimburse the Administrative Agent (as defined in the Supplements) for (i) all of its reasonable out-of-pocket costs and expenses incurred in connection with this Consent, any other documents prepared in connection herewith and the transactions contemplated hereby, and (ii) the reasonable fees, charges and disbursements of Latham & Watkins LLP, as counsel to the Administrative Agent (as defined in the Supplements) and the Lenders.

Section 10.                                    Counterparts.  This Consent may be executed in any number of counterparts and by different parties hereto on separate counterparts, each of which when so executed and delivered shall be deemed to be an original, but all of which when taken together shall constitute a single instrument.  Delivery of an executed counterpart of a signature page of this Consent by facsimile or any other electronic transmission shall be effective as delivery of a manually executed counterpart hereof.

Section 11.                                    Applicable Law.  THIS CONSENT, AND ALL MATTERS ARISING OUT OF OR RELATING TO THIS CONSENT, SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE INTERNAL LAW OF THE STATE OF NEW YORK, AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HERETO SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAW.

Section 12.                                    Headings.  The headings of this Consent are for purposes of reference only and shall not limit or otherwise affect the meaning hereof.

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IN WITNESS WHEREOF, the parties hereto have caused this Consent to be executed and delivered by their respective duly authorized officers as of the date first above written.

THE HERTZ CORPORATION

By:	/s/ R. Scott Massengill
Name: R. Scott Massengill
Title: Senior Vice President and Treasurer

DTG OPERATIONS, INC.

By:	/s/ R. Scott Massengill
Name: R. Scott Massengill
Title: Assistant Treasurer

HERTZ VEHICLE FINANCING II LP, a limited partnership

By: HVF II GP Corp., its general partner

By:	/s/ R. Scott Massengill
Name: R. Scott Massengill
Title: Treasurer

HERTZ VEHICLE FINANCING LLC

By:	/s/ R. Scott Massengill
Name: R. Scott Massengill
Title: Treasurer

RENTAL CAR FINANCE CORP.

By:	/s/ R. Scott Massengill
Name: R. Scott Massengill
Title: Assistant Treasurer

[SIGNATURE PAGE TO WAIVER, AMENDMENT AND CONSENT]

Acknowledged and agreed with respect to Section 4:

THE BANK OF NEW YORK MELLON TRUST COMPANY, N.A.,
as Trustee,

By:	/s/ Mitchell L. Brumwell
Name: Mitchell L. Brumwell
Title: Vice President

[SIGNATURE PAGE TO WAIVER, AMENDMENT AND CONSENT]

IN WITNESS WHEREOF, the parties hereto have caused this Consent to be executed and delivered by their respective duly authorized officers as of the date first above written.

BARCLAYS BANK PLC, as a Committed Note Purchaser and as a Funding Agent, in each case under the Series 2013-A Supplement, the Series 2013-B Supplement and the Series 2014-A Supplement

By:	/s/ Laura Spichiger
Name: Laura Spichiger
Title: Director

[SIGNATURE PAGE TO WAIVER, AMENDMENT AND CONSENT]

THE BANK OF NOVA SCOTIA, as a Committed Note Purchaser and as a Funding Agent, in each case under both the Series 2013-A Supplement and the Series 2013-B Supplement

By:	/s/ Paula J. Czach
Name: Paula J. Czach
Title: Managing Director

LIBERTY STREET FUNDING LLC, as a Conduit Investor, under both the Series 2013-A Supplement and the Series 2013-B Supplement

By:	/s/ John L. Fridlington
Name: John L. Fridlington
Title: Vice President

[SIGNATURE PAGE TO WAIVER, AMENDMENT AND CONSENT]

BANK OF AMERICA, N.A., as a Committed Note Purchaser and as a Funding Agent, in each case under the Series 2013-A Supplement, the Series 2013-B Supplement and the Series 2014-A Supplement

By:	/s/ Nina Austin
Name: Nina Austin
Title: Vice President

[SIGNATURE PAGE TO WAIVER, AMENDMENT AND CONSENT]

CREDIT AGRICOLE CORPORATE AND INVESTMENT BANK, as a Committed Note Purchaser and as a Funding Agent, in each case under the Series 2013-A Supplement, the Series 2013-B Supplement and the Series 2014-A Supplement

By:	/s/ Frederic Truchot
Name: Frederic Truchot
Title: Managing Director

By:	/s/ Kostantina Kourmpetis
Name: Kostantina Kourmpetis
Title: Managing Director

ATLANTIC ASSET SECURITIZATION LLC, as a Conduit Investor, under the Series 2013-A Supplement, the Series 2013-B Supplement and the Series 2014-A Supplement

By: CREDIT AGRICOLE CORPORATE AND INVESTMENT BANK, as Attorney-in-Fact

By:	/s/ Frederic Truchot
Name: Frederic Truchot
Title: Managing Director

By:	/s/ Kostantina Kourmpetis
Name: Kostantina Kourmpetis
Title: Managing Director

[SIGNATURE PAGE TO WAIVER, AMENDMENT AND CONSENT]

ROYAL BANK OF CANADA, as a Committed Note Purchaser and as a Funding Agent, in each case under both the Series 2013-A Supplement and the Series 2013-B Supplement

By:	/s/ Robert S. Jones
Name: Robert S. Jones
Title: Authorized Signatory

By:	/s/ Kevin P. Wilson
Name: Kevin P. Wilson
Title: Authorized Signatory

OLD LINE FUNDING, LLC, as a Conduit Investor, under both the Series 2013-A Supplement and the Series 2013-B Supplement

By:	/s/ Kevin P. Wilson
Name: Kevin P. Wilson
Title: Authorized Signatory

[SIGNATURE PAGE TO WAIVER, AMENDMENT AND CONSENT]

VERSAILLES ASSETS LLC, as a Committed Note Purchaser and as a Conduit Investor, in each case under both the Series 2013-A Supplement and the Series 2013-B Supplement

By: GLOBAL SECURITIZATION SERVICES, LLC, its Manager

By:	/s/ David V. DeAngelis
Name: David V. DeAngelis
Title: Vice President

NATIXIS NEW YORK BRANCH, as a Funding Agent, under both the Series 2013-A Supplement and the Series 2013-B Supplement

By:	/s/ Terrence Gregersen
Name: Terrence Gregersen
Title: Executive Director

By:	/s/ David S. Bondy
Name: David S. Bondy
Title: Managing Director

[SIGNATURE PAGE TO WAIVER, AMENDMENT AND CONSENT]

THE ROYAL BANK OF SCOTLAND PLC, as a Committed Note Purchaser and as a Funding Agent, in each case under both the Series 2013-A Supplement and the Series 2013-B Supplement

By: RBS SECURITIES INC., as Agent

By:	/s/ David J. Donofrio
Name: David J. Donofrio
Title: Director

[SIGNATURE PAGE TO WAIVER, AMENDMENT AND CONSENT]

BANK OF MONTREAL, as a Committed Note Purchaser, under both the Series 2013-A Supplement and the Series 2013-B Supplement

By:	/s/ Brian Zaban
Name: Brian Zaban
Title: Managing Director

FAIRWAY FINANCE COMPANY, LLC, as a Conduit Investor, under both the Series 2013-A Supplement and the Series 2013-B Supplement

By:	/s/ Dewen Tarn
Name: Dewen Tarn
Title: Vice President

BMO CAPITAL MARKETS CORP., as a Funding Agent, under both the Series 2013-A Supplement and the Series 2013-B Supplement

By:	/s/ John Pappano
Name: John Pappano
Title: Managing Director

[SIGNATURE PAGE TO WAIVER, AMENDMENT AND CONSENT]

SUNTRUST BANK, as a Committed Note Purchaser and as a Funding Agent, in each case under both the Series 2013-A Supplement and the Series 2013-B Supplement

By:	/s/ David Hufnagel
Name: David Hufnagel
Title: Vice President

[SIGNATURE PAGE TO WAIVER, AMENDMENT AND CONSENT]

BNP PARIBAS, NEW YORK BRANCH, as a Committed Note Purchaser and as a Funding Agent, in each case under both the Series 2013-A Supplement and the Series 2013-B Supplement

By:	/s/ Mary Dierdorff
Name: Mary Dierdorff
Title: Managing Director

By:	/s/ Khoi-Anh Berger-Luong
Name: Khoi-Anh Berger-Luong
Title: Managing Director

STARBIRD FUNDING CORPORATION, as a Conduit Investor, under both the Series 2013-A Supplement and the Series 2013-B Supplement

By:	/s/ David V. DeAngelis
Name: David V. DeAngelis
Title: Vice President

By:	/s/ John L. Fridlington
Name: John L. Fridlington
Title: Vice President

[SIGNATURE PAGE TO WAIVER, AMENDMENT AND CONSENT]

GOLDMAN SACHS BANK USA, as a Committed Note Purchaser and as a Funding Agent, in each case under the Series 2013-A Supplement, the Series 2013-B Supplement and the Series 2014-A Supplement

By:	/s/ Robert Ehudin
Name: Robert Ehudin
Title: Authorized Signatory

[SIGNATURE PAGE TO WAIVER, AMENDMENT AND CONSENT]

GRESHAM RECEIVABLES (NO. 29) LTD, as a Committed Note Purchaser and as a Conduit Investor, in each case under both the Series 2013-A Supplement and the Series 2013-B Supplement

By:	/s/ Ariel Pinel
Name: Ariel Pinel
Title: Director

LLOYDS BANK PLC, as a Funding Agent, under both the Series 2013-A Supplement and the Series 2013-B Supplement

By:	/s/ Thomas Spary
Name: Thomas Spary
Title: Director

[SIGNATURE PAGE TO WAIVER, AMENDMENT AND CONSENT]

DEUTSCHE BANK AG, NEW YORK BRANCH, as a Committed Note Purchaser and as a Funding Agent, in each case under the Series 2013-A Supplement, the Series 2013-B Supplement and the Series 2014-A Supplement

By:	/s/ Colin Bennett
Name: Colin Bennett
Title: Director

By:	/s/ Joseph McElroy
Name: Joseph McElroy
Title: Director

[SIGNATURE PAGE TO WAIVER, AMENDMENT AND CONSENT]

EXHIBIT A

For the full text of Exhibit A, please see Exhibit 10.13 to this Current Report on Form 8-K, which is incorporated by reference herein.

EXHIBIT B

For the full text of Exhibit B, please see Exhibit 10.14 to this Current Report on Form 8-K, which is incorporated by reference herein.

EXHIBIT C

For the full text of Exhibit C, please see Exhibit 10.6 to this Current Report on Form 8-K, which is incorporated by reference herein.

EXHIBIT D

For the full text of Exhibit D, please see Exhibit 10.15 to this Current Report on Form 8-K, which is incorporated by reference herein.

EXHIBIT E

For the full text of Exhibit E, please see Exhibit 10.17 to this Current Report on Form 8-K, which is incorporated by reference herein.

EXHIBIT F

For the full text of Exhibit F, please see Exhibit 10.11 to this Current Report on Form 8-K, which is incorporated by reference herein.

EXHIBIT G

For the full text of Exhibit G, please see Exhibit 10.6 to this Current Report on Form 8-K, which is incorporated by reference herein.

EXHIBIT H

For the full text of Exhibit H, please see Exhibit 10.12 to this Current Report on Form 8-K, which is incorporated by reference herein.

EXHIBIT I

EXECUTION VERSION

AMENDMENT NO. 1 (this “Amendment”), dated as of October 31, 2014, to the SERIES 2013-G1 BACK-UP ADMINISTRATION AGREEMENT, dated as of November 25, 2013 (as amended, supplemented, restated or otherwise modified from time to time prior to the date hereof, the “Agreement”), among THE HERTZ CORPORATION (“Hertz”), as administrator (the “Series 2013-G1 Administrator”), LORD SECURITIES CORPORATION (“Lord”, or, in its capacity as the Series 2013-G1 Back-up Administrator, the “Series 2013-G1 Back-up Administrator”) and THE BANK OF NEW YORK MELLON TRUST COMPANY, N.A., in its capacity as trustee (the “Trustee”).

WITNESSETH:

WHEREAS, the parties hereto have previously entered into the Agreement;

WHEREAS, the parties hereto wish to amend the Agreement as provided herein pursuant to Section 6.02 thereof; and

WHEREAS, Section 6.02 of the Agreement permits the parties thereto to effect certain amendments to the Agreement, subject to the conditions set forth therein.

NOW, THEREFORE, based upon the mutual promises and agreements contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the undersigned, intending to be legally bound, hereby agree as follows:

AGREEMENTS

1.                          Defined Terms.  All capitalized terms used herein but not otherwise defined herein shall have the meanings assigned thereto in the Agreement.

2.                          Amendment to the Agreement. The Agreement is hereby amended as follows:

Section 2.02(e) of the Agreement shall be deleted and replaced in its entirety with the following:

“(e) The Series 2013-G1 Back-up Administrator shall, (i) within thirty (30) days after the first anniversary of the date hereof, and not less than twice during each 12-month period thereafter, and (ii) within thirty (30) days after either of (A) the long-term corporate family rating of Hertz falling below “B2” as determined by Moody’s or (B) the long-term issuer rating of Hertz falling below “B” as determined by S&P, conduct an on-site visit of the Series 2013-G1 Administrator’s servicing operations to reevaluate and perform a general review of the Series 2013-G1 Administrator’s processes and procedures;”

3.                          Reference to and Effect on Agreement; Ratification.

(a)                                 Except as specifically amended above, the Agreement is and shall continue to be in full force and effect and is hereby ratified and confirmed in all respects by each of the parties hereto.

(b)                                 Except as expressly set forth herein, the execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of any party hereto under the Agreement, or constitute a waiver of any provision of any other agreement.

(c)                                  This Amendment shall apply and be effective only with respect to the provisions of the Agreement specifically referred to herein, and any references in the Agreement to the provisions of the Agreement specifically referred to herein shall be to such provisions as amended by this Amendment.

4.                          Counterparts; Facsimile Signature.  This Amendment may be executed in any number of counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which counterparts, taken together, shall constitute but one and the same instrument.  Any signature page to this Amendment containing a manual signature may be delivered by facsimile transmission or other electronic communication device capable of transmitting or creating a printable written record, and when so delivered shall have the effect of delivery of an original manually signed signature page.

5.                          Binding Effect.  This Amendment shall be binding upon and inure to the benefit of the parties and their respective successors and assigns.

6.                          Governing Law. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

7.                          Headings.  The descriptive headings of the various sections of this Amendment are inserted for convenience of reference only and shall not be deemed to affect the meaning or construction of any of the provisions thereof.

8.                          Severability.  The failure or unenforceability of any provision hereof shall not affect the other provisions of this Amendment.  Whenever possible each provision of this Amendment shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Amendment shall be prohibited by or invalid under applicable law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Amendment.

9.                          Interpretation.  Whenever the context and construction so require, all words used in the singular number herein shall be deemed to have been used in the plural, and vice versa, and the masculine gender shall include the feminine and neuter and the neuter shall include the masculine and feminine.

10.                   Trustee Not Responsible.  The Trustee shall not be responsible for the validity or sufficiency of this Amendment nor for the recitals herein.

2

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their duly authorized officers and delivered as of the day and year first above written.

THE HERTZ CORPORATION, as Series 2013-G1 Administrator

By:
Name:
Title:

3

LORD SECURITIES CORPORATION, as Series 2013-G1 Back-Up Administrator

By:
Name:
Title:

4

THE BANK OF NEW YORK MELLON TRUST COMPANY, N.A., as Trustee

By:
Name:
Title:

5

Acknowledged and Agreed to by:

HERTZ VEHICLE FINANCING II LP, as Series 2013-G1 Noteholder

By: HVF II GP Corp., its general partner

By:
Name:
Title:

EXHIBIT J

EXECUTION VERSION

AMENDMENT NO. 1 (this “Amendment”), dated as of October 31, 2014, to the GROUP I BACK-UP ADMINISTRATION AGREEMENT, dated as of November 25, 2013 (as amended, supplemented, restated or otherwise modified from time to time prior to the date hereof, the “Agreement”), among THE HERTZ CORPORATION (“Hertz”), as administrator (the “Group I Administrator”), LORD SECURITIES CORPORATION (“Lord”, or, in its capacity as the Group I Back-up Administrator, the “Group I Back-up Administrator”) and THE BANK OF NEW YORK MELLON TRUST COMPANY, N.A., in its capacity as trustee (the “Trustee”).

WITNESSETH:

WHEREAS, the parties hereto have previously entered into the Agreement;

WHEREAS, the parties hereto wish to amend the Agreement as provided herein pursuant to Section 6.02 thereof; and

WHEREAS, Section 6.02 of the Agreement permits the parties thereto to effect certain amendments to the Agreement, subject to the conditions set forth therein.

NOW, THEREFORE, based upon the mutual promises and agreements contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the undersigned, intending to be legally bound, hereby agree as follows:

AGREEMENTS

1.                          Defined Terms.  All capitalized terms used herein but not otherwise defined herein shall have the meanings assigned thereto in the Agreement.

2.                          Amendment to the Agreement. The Agreement is hereby amended as follows:

(a) Section 2.02(e) of the Agreement shall be deleted and replaced in its entirety with the following:

“(e) The Group I Back-up Administrator shall, (i) within 30 days after the first anniversary of the date hereof, and not less than twice during each 12-month period thereafter, and (ii) within 30 days after either of (A) the long-term corporate family rating of Hertz falling below “B2” as determined by Moody’s or (B) the long-term issuer rating of Hertz falling below “B” as determined by S&P, conduct an on-site visit of the Group I Administrator’s servicing operations to reevaluate and perform a general review of the Group I Administrator’s processes and procedures;”

(b) Section 6.10 of the Agreement shall be deleted and replaced in its entirety with the following:

“Section 6.10. No Petition. Each of the parties hereto hereby covenants and agrees that, prior to the date that is one year and one day after payment in full of all Notes Outstanding, it will not institute against, or join any other person in instituting against, the Issuer or any Affiliate thereof, respectively, any involuntary bankruptcy, reorganization, arrangement, insolvency or liquidation proceeding or other proceedings under any federal or state bankruptcy or similar law.”

3.                          Reference to and Effect on Agreement; Ratification.

(a)                                 Except as specifically amended above, the Agreement is and shall continue to be in full force and effect and is hereby ratified and confirmed in all respects by each of the parties hereto.

(b)                                 Except as expressly set forth herein, the execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of any party hereto under the Agreement, or constitute a waiver of any provision of any other agreement.

(c)                                  This Amendment shall apply and be effective only with respect to the provisions of the Agreement specifically referred to herein, and any references in the Agreement to the provisions of the Agreement specifically referred to herein shall be to such provisions as amended by this Amendment.

4.                          Counterparts; Facsimile Signature.  This Amendment may be executed in any number of counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which counterparts, taken together, shall constitute but one and the same instrument.  Any signature page to this Amendment containing a manual signature may be delivered by facsimile transmission or other electronic communication device capable of transmitting or creating a printable written record, and when so delivered shall have the effect of delivery of an original manually signed signature page.

5.                          Binding Effect.  This Amendment shall be binding upon and inure to the benefit of the parties and their respective successors and assigns.

6.                          Governing Law. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

7.                          Headings.  The descriptive headings of the various sections of this Amendment are inserted for convenience of reference only and shall not be deemed to affect the meaning or construction of any of the provisions thereof.

8.                          Severability.  The failure or unenforceability of any provision hereof shall not affect the other provisions of this Amendment.  Whenever possible each provision of this Amendment shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Amendment shall be prohibited by or invalid under applicable law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Amendment.

9.                          Interpretation.  Whenever the context and construction so require, all words used in the singular number herein shall be deemed to have been used in the plural, and vice versa, and the masculine gender shall include the feminine and neuter and the neuter shall include the masculine and feminine.

2

10.                   Trustee Not Responsible.  The Trustee shall not be responsible for the validity or sufficiency of this Amendment nor for the recitals herein.

3

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their duly authorized officers and delivered as of the day and year first above written.

THE HERTZ CORPORATION, as Group I Administrator

By:
Name:
Title:

4

LORD SECURITIES CORPORATION, as Group I Back-Up Administrator

By:
Name:
Title:

5

THE BANK OF NEW YORK MELLON TRUST COMPANY, N.A., as Trustee

By:
Name:
Title:

6

EXHIBIT K

EXECUTION VERSION

AMENDMENT NO. 1 (this “Amendment”), dated as of October 31, 2014, to the THIRD AMENDED AND RESTATED NOMINEE AGREEMENT, dated as of November 25, 2013 (as amended, supplemented, restated or otherwise modified from time to time prior to the date hereof, the “Nominee Agreement”), among HERTZ VEHICLES LLC, a Delaware limited liability company (the “Nominee”), HERTZ GENERAL INTEREST LLC, a Delaware limited liability company (“HGI”), HERTZ VEHICLE FINANCING LLC, a Delaware limited liability company (“HVF”), THE HERTZ CORPORATION, a Delaware corporation (“Hertz”), and THE BANK OF NEW YORK MELLON TRUST COMPANY, N.A., a national banking association, as Collateral Agent.

WITNESSETH:

WHEREAS, the parties hereto have previously entered into that certain Nominee Agreement; and

WHEREAS, the parties hereto wish to amend the Nominee Agreement as provided herein pursuant to Section 14.9 thereof.

NOW, THEREFORE, based upon the mutual promises and agreements contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the undersigned, intending to be legally bound, hereby agree as follows:

AGREEMENTS

1.         Defined Terms.  All capitalized terms used herein but not otherwise defined herein shall have the meanings assigned thereto in the Nominee Agreement.

2.         Amendments to the Nominee Agreement. Section 11.1 of the Nominee Agreement is hereby amended by deleting clause (i) thereof in its entirety and replacing it with the following:

“(i) that it will not engage in any business or other activity other than (A) acting as titleholder of record for the Nominee Vehicles and (B) entering into documents related to various financing arrangements related to the Nominee Vehicles, and”

3.         Reference to and Effect on the Nominee Agreement; Ratification.

(a)           Except as specifically amended above, the Nominee Agreement is and shall continue to be in full force and effect and is hereby ratified and confirmed in all respects by each of the parties hereto.

(b)           Except as expressly set forth herein, the execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of any party hereto under the Nominee Agreement, or constitute a waiver of any provision of any other agreement.

(c)           This Amendment shall apply and be effective only with respect to the provisions of the Nominee Agreement specifically referred to herein, and any references in the Nominee Agreement to the provisions of the Nominee Agreement specifically referred to herein shall be to such provisions as amended by this Amendment.

4.         Counterparts; Facsimile Signature.  This Amendment may be executed in any number of counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which counterparts, taken together, shall constitute but one and the same instrument.  Any signature page to this Amendment containing a manual signature may be delivered by facsimile transmission or other electronic communication device capable of transmitting or creating a printable written record, and when so delivered shall have the effect of delivery of an original manually signed signature page.

5.         Binding Effect.  This Amendment shall be binding upon and inure to the benefit of the parties and their respective successors and assigns.

6.         Governing Law. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE DOMESTIC LAW OF THE STATE OF NEW YORK.

7.         Headings.  The descriptive headings of the various sections of this Amendment are inserted for convenience of reference only and shall not be deemed to affect the meaning or construction of any of the provisions thereof.

8.         Severability.  The failure or unenforceability of any provision hereof shall not affect the other provisions of this Amendment.  Whenever possible each provision of this Amendment shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Amendment shall be prohibited by or invalid under applicable law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Amendment.

9.         Interpretation.  Whenever the context and construction so require, all words used in the singular number herein shall be deemed to have been used in the plural, and vice versa, and the masculine gender shall include the feminine and neuter and the neuter shall include the masculine and feminine.

2

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their duly authorized officers and delivered as of the day and year first above written.

HERTZ VEHICLES LLC

By
Scott Massengill
Vice President & Treasurer

HERTZ GENERAL INTEREST LLC

By
Scott Massengill
Vice President & Treasurer

HERTZ VEHICLE FINANCING LLC

By
Scott Massengill
Vice President & Treasurer

THE HERTZ CORPORATION

By
Scott Massengill
Senior Vice President & Treasurer

THE BANK OF NEW YORK MELLON TRUST COMPANY, N.A., as Collateral Agent

By
Name:
Title:

3

EXHIBIT L

SCHEDULE II

DEUTSCHE BANK AG, NEW YORK BRANCH, as a Committed Note Purchaser

Series 2013-B Initial Investor Group Principal Amount: $66,141,732.28

Committed Note Purchaser Percentage: 100%

Maximum Investor Group Principal Amount: $105,665,739.55

DEUTSCHE BANK AG, NEW YORK BRANCH, as a Funding Agent and a Committed Note Purchaser

BANK OF AMERICA, N.A., as a Committed Note Purchaser

Series 2013-B Initial Investor Group Principal Amount: $42,519,685.04

Committed Note Purchaser Percentage: 100%

Maximum Investor Group Principal Amount: $85,853,413.38

BANK OF AMERICA, N.A., as a Funding Agent and a Committed Note Purchaser

LIBERTY STREET FUNDING LLC, as a Conduit Investor

THE BANK OF NOVA SCOTIA, acting through its New York Agency, as a Committed Note Purchaser

Series 2013-B Initial Investor Group Principal Amount: $47,244,094.49

Committed Note Purchaser Percentage: 100%

Maximum Investor Group Principal Amount: $66,041,087.22

THE BANK OF NOVA SCOTIA, as a Funding Agent and a Committed Note Purchaser, for LIBERTY STREET FUNDING LLC, as a Conduit Investor

BARCLAYS BANK PLC, as a Committed Note Purchaser

Series 2013-B Initial Investor Group Principal Amount: $47,244,094.49

Committed Note Purchaser Percentage: 100%

Maximum Investor Group Principal Amount: $66,041,087.22

BARCLAYS BANK PLC, as a Funding Agent, for BARCLAYS BANK PLC, as a Committed Note Purchaser

FAIRWAY FINANCE COMPANY, LLC, as a Conduit Investor

BANK OF MONTREAL, as a Committed Note Purchaser

Series 2013-B Initial Investor Group Principal Amount: $47,244,094.49

Committed Note Purchaser Percentage: 100%

Maximum Investor Group Principal Amount: $66,041,087.22

BMO CAPITAL MARKETS CORP., as a Funding Agent, for FAIRWAY FINANCE COMPANY LLC, as a Conduit Investor, and BANK OF MONTREAL, as a Committed Note Purchaser

ATLANTIC ASSET SECURITIZATION LLC, as a Conduit Investor

CREDIT AGRICOLE CORPORATE AND INVESTMENT BANK, as a Committed Note Purchaser

Series 2013-B Initial Investor Group Principal Amount: $47,244,094.49

Committed Note Purchaser Percentage: 100%

Maximum Investor Group Principal Amount: $66,041,087.22

CREDIT AGRICOLE CORPORATE AND INVESTMENT BANK, as a Funding Agent and a Committed Note Purchaser, for ATLANTIC ASSET SECURITIZATION LLC, as a Conduit Investor

VERSAILLES ASSETS LLC, as a Conduit Investor

VERSAILLES ASSETS LLC, as a Committed Note Purchaser

Series 2013-B Initial Investor Group Principal Amount: $37,795,275.59

Committed Note Purchaser Percentage: 100%

Maximum Investor Group Principal Amount: $52,832,869.77

NATIXIS NEW YORK BRANCH, as a Funding Agent, for VERSAILLES ASSETS LLC, as a Conduit Investor and a Committed Note Purchaser

THE ROYAL BANK OF SCOTLAND PLC, as a Committed Note Purchaser

Series 2013-B Initial Investor Group Principal Amount: $47,244,094.49

Committed Note Purchaser Percentage: 100%

Maximum Investor Group Principal Amount: $66,041,087.22

THE ROYAL BANK OF SCOTLAND PLC, as a Funding Agent and a Committed Note Purchaser

SUNTRUST BANK, as a Committed Note Purchaser

Series 2013-B Initial Investor Group Principal Amount: $47,244,094.49

Committed Note Purchaser Percentage: 100%

Maximum Investor Group Principal Amount: $66,041,087.22

SUNTRUST BANK, as a Funding Agent and a Committed Note Purchaser

OLD LINE FUNDING, LLC, as a Conduit Investor

ROYAL BANK OF CANADA, as a Committed Note Purchaser

Series 2013-B Initial Investor Group Principal Amount: $47,244,094.49

Committed Note Purchaser Percentage: 100%

Maximum Investor Group Principal Amount: $66,041,087.22

ROYAL BANK OF CANADA, as a Funding Agent and a Committed Note Purchaser, for OLD LINE FUNDING, LLC, as a Conduit Investor

STARBIRD FUNDING CORPORATION, as a Conduit Investor

BNP PARIBAS, NEW YORK BRANCH, as a Committed Note Purchaser

Series 2013-B Initial Investor Group Principal Amount: $28,346,456.69

Committed Note Purchaser Percentage: 100%

Maximum Investor Group Principal Amount: $39,624,652.33

BNP PARIBAS, NEW YORK BRANCH, as a Funding Agent and a Committed Note Purchaser, for STARBIRD FUNDING CORPORATION, as a Conduit Investor

GOLDMAN SACHS BANK USA, as a Committed Note Purchaser

Series 2013-B Initial Investor Group Principal Amount: $47,244,094.49

Committed Note Purchaser Percentage: 100%

Maximum Investor Group Principal Amount: $66,041,087.22

GOLDMAN SACHS BANK USA, as a Funding Agent and a Committed Note Purchaser

GRESHAM RECEIVABLES (NO. 29) LTD, as a Conduit Investor

GRESHAM RECEIVABLES (NO. 29) LTD, as a Committed Note Purchaser

Series 2013-B Initial Investor Group Principal Amount: $47,244,094.49

Committed Note Purchaser Percentage: 100%

Maximum Investor Group Principal Amount: $66,041,087.22

LLOYDS BANK PLC, as a Funding Agent, for GRESHAM RECEIVABLES (NO. 29) LTD, as a Conduit Investor and a Committed Note Purchaser